Exhibit 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350.

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Biglari Holdings Inc (the “Company’ ) on Form 10-K for the year ended December 31. 20l9 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U S C Sec 1350. as adopted pursuant to Sec 906 of the Sarbanes-Oxley Act of 2002, that

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sardar Biglari
Sardar Biglari Chairman and Chief Executive Officer
February 22, 2020

/s/ Bruce Lewis
Bruce Lewis Controller
February 22, 2020